SCHWAB STRATEGIC TRUST
Schwab® International Equity ETFs
Schwab® International Dividend Equity ETF
(the fund)
Supplement dated December 12, 2023, to the fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the
Statutory Prospectus.
Effective December 27, 2023, the fund’s dividends from net investment income, if any, will change from being paid semiannually to quarterly.
The second sentence in the second paragraph under the “Distributions and Taxes” header in the “Investing in the Funds” section is deleted and replaced in its entirety with the following:
Dividends from net investment income, if any, are generally declared and paid semiannually for Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF, and quarterly for Schwab International Dividend Equity ETF.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG123040-00 (12/23)
00294265